Exhibit 10.1

CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

We hereby consent to the incorporation by reference in the Registration Statements on Form F-3 (No. 333-131387, No. 333-130534 and No. 333-111132), and on Form S-8 (No. 333-131274) of Teva Pharmaceutical Industries Limited of our report dated March 17, 2006 relating to the financial statements, management’s assessment of the effectiveness of internal control over financial reporting and the effectiveness of internal control over financial reporting, which are included in Teva Pharmaceutical Industries Limited Annual Report on Form 20-F for the year ended December 31, 2005. We also consent to the incorporation by reference of our report dated March 17, 2006 relating to the financial statement schedule, which appears in this Form 20-F.

Tel-Aviv, Israel March 17, 2006	Kesselman & Kesselman Certified Public Accountants (Isr.) A member of PricewaterhouseCoopers International Limited